BT INVESTMENT


PROSPECTUS: APRIL 28, 1995

Please read this Prospectus carefully before investing and retain it for future reference. It contains important information about the Fund that you should know and can refer to in deciding whether the Fund's goals match your own.

A Statement of Additional Information (SAI) with the same date has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may request a free copy of the Statement by calling the Fund's Service Agent at 1-800-422-6577.

UNLIKE OTHER MUTUAL FUNDS, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE PORTFOLIO WHICH IS A SEPARATE FUND WITH AN IDENTICAL INVESTMENT OBJECTIVE. SEE "SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE" ON PAGE 10.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANKERS TRUST COMPANY AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Utility Fund


o Seeks a high level of current income derived primarily from equity securities of public utility companies.


BANKERS TRUST COMPANY
Investment Adviser of the
Portfolio and Administrator

SIGNATURE BROKER-
DEALER SERVICES, INC.
Distributor
6 St. James Avenue
Boston, Massachusetts 02116
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TABLE  OF  CONTENTS
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                                                                          PAGE
 ..............................................................................
Summary of Fund Expenses                                                    3
Fund Financial Highlights                                                   5
Investment Objectives and Policies                                          6
Risk Factors; Matching the Fund to Your Investment Needs                    8
Net Asset Value                                                            11
Purchase and Redemption of Shares                                          11
Dividends, Distributions and Taxes                                         14
Performance Information and Reports                                        15
Management of the Trust and Portfolio                                      16
Additional Information                                                     21
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
SUMMARY OF FUND EXPENSES
The following table provides (i) a summary of expenses relating to purchases and sales of the shares of Utility Fund (the "Fund"), and the aggregate annual operating expenses of the Fund and the Utility Portfolio (the "Portfolio"), as a percentage of average net assets of the Fund and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund. THE TRUSTEES OF THE BT INVESTMENT FUNDS (THE "TRUST") BELIEVE THAT THE AGGREGATE PER SHARE EXPENSES OF THE FUND AND THE PORTFOLIO WILL BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES WHICH THE FUND WOULD INCUR IF THE TRUST RETAINED THE SERVICES OF AN INVESTMENT ADVISER AND THE INVESTABLE ASSETS ("ASSETS") OF THE FUND WERE INVESTED DIRECTLY IN THE TYPE OF SECURITIES BEING HELD BY THE PORTFOLIO.

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
ANNUAL OPERATING EXPENSES
(as a percentage of the average daily net assets of the Fund)
 ..........................................................................................................
Investment advisory fee (after reimbursements or waivers)                                           0.48%
12b-1 fees                                                                                          0.00
Other expenses (after reimbursements or waivers)                                                    0.77
 ..........................................................................................................
Total operating expenses (after reimbursements or waivers)                                          1.25%
 ..........................................................................................................
EXAMPLE                                                           1 year    3 years    5 years    10 years
 ..........................................................................................................
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
  of each time period                                               $13       $40        $69         $151
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

The expense table and the example above show the costs and expenses that an investor will bear directly or indirectly as a shareholder of the Fund. While reimbursement of distribution expenses in amounts up to 0.20% of average net assets are authorized to be made pursuant to the Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), it is not expected that any payments will actually be made under that plan in the foreseeable future. Bankers Trust Company ("Bankers Trust") has voluntarily agreed to waive a portion of its investment advisory fee. Without such waiver, the Portfolio's investment advisory fee would be equal to 0.65%. The expense table and the example reflect a voluntary undertaking by Bankers Trust or Signature Broker-Dealer Services, Inc. ("Signature") to waive or reimburse expenses such that the total operating expenses will not exceed 1.25% of the Fund's average net assets annually. In the absence of this undertaking, for the fiscal year ended December 31, 1994, the total operating expenses would have been equal to approximately 1.73% of the Fund's average net assets annually. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while each example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.

The Fund is sold by Signature as the Trust's distributor (the "Distributor") to customers of Bankers Trust or to customers of another bank or a dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust (along with Bankers Trust, a "Servicing Agent"). Some Service Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund and may charge their customers a direct fee for their services. Each Service Agent has agreed to transmit to shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.

For more information with respect to the expenses of the Fund and the Portfolio see "Management of the Trust and Portfolio" herein.

FUND FINANCIAL HIGHLIGHTS
The following table shows selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the Fund for the periods indicated and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants, whose report thereon appears in the Fund's Annual Report which is incorporated by reference in the Fund's Statement of Additional Information.

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                                                                                            FOR THE PERIOD
                                                                                            AUGUST 3, 1992
                                                FOR THE YEAR ENDED DECEMBER 31,              (COMMENCEMENT
                                            ---------------------------------------      OF OPERATIONS) TO
                                                       1994                   1993       DECEMBER 31, 1992
 ..........................................................................................................
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period                 $10.83                 $10.10                 $10.00
 ..........................................................................................................
Income from Investment
  Operations
  Net Investment Income                                0.48                   0.39                   0.15
  Net Realized and Unrealized Gain
    (Loss) on Securities                              (1.74)                  0.73                   0.10
 ..........................................................................................................
  Total from Investment Operations                    (1.26)                  1.12                   0.25
 ..........................................................................................................
Less Dividends
  Dividends from Net Investment
    Income                                            (0.47)                 (0.39)                 (0.15)
 ..........................................................................................................
Net Asset Value, End of Period                       $ 9.10                 $10.83                 $10.10
 ..........................................................................................................
TOTAL INVESTMENT RETURN                             (11.67%)                11.04%                  6.09%*
RATIOS AND SUPPLEMENTAL DATA
Ratio of Net Investment Income
  to Average Net Assets                               4.57%                  3.95%                  4.55%*
Ratio of Expenses to Average Net
  Assets, Including Expenses of the
  Utility Portfolio                                   1.25%                  1.25%                  1.25%*
Decrease Reflected in Above Expense
  Ratio Due to Absorption of Expenses
  by Bankers Trust                                    0.48%                  0.39%                  0.96%*
Net Assets, End of Period
  (000's omitted)                                   $16,903                $37,558                $15,997
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*Annualized

INVESTMENT OBJECTIVES AND POLICIES
The Fund's primary investment objective is to seek a high level of current income derived primarily from equity securities of public utility companies. The Fund also seeks to achieve growth of income and capital appreciation, but only when consistent with its primary investment objective. The Fund's yield is expected to be higher than the equity market's average yield.

The Trust seeks to achieve the investment objectives of the Fund by investing all the Assets of the Fund in the Portfolio, which has the same investment objectives as the Fund. There can be no assurances that the investment objective of either the Fund or the Portfolio will be achieved. The investment objective of each of the Fund and the Portfolio is not a fundamental policy and may be changed upon notice to but without the approval of the Fund's shareholders or the Portfolio's investors, respectively. See "Special Information Concerning Master-Feeder Fund Structure" on page 10 herein.

UTILITY PORTFOLIO
Under normal conditions at least 65% of the Portfolio's assets will be invested in the equity securities of public utility companies. As used herein, "equity securities" means common stock, preferred stock, trust or limited partnership interests, warrants and rights, and securities convertible into common or preferred stock. Public utility companies include companies that provide electricity, natural gas, or water and other sanitary services to the public, and telephone or telegraph companies and other companies providing public communications services. Bankers Trust emphasizes quality in selecting investments for the Portfolio and looks for well-established utility companies with proven dividend records and sound financial structures. The Portfolio may invest up to 15% of its assets in securities of foreign issuers. For additional information on foreign investments and related hedging techniques, see "Risk Factors; Matching the Fund to Your Investment Needs," "Additional Information" and the Statement of Additional Information.

Equity Investments. The Portfolio invests primarily in common and preferred stock and other securities with equity characteristics, such as trust or limited partnership interests, rights and warrants. These investments may or may not pay dividends and may or may not carry voting rights. The Portfolio may also invest in convertible securities when, due to market conditions, it is more advantageous to obtain a position in an attractive company by purchase of its convertible securities than by purchase of its common stock. The convertible securities in which the Portfolio invests may include any debt securities or preferred stock which may be converted into common stock or which carries the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to exercise the conversion privilege. Since the Portfolio invests in both common stock and convertible securities, the risks of the general equity markets may be tempered to a degree by the Portfolio's investments in convertible securities which are often not as volatile as equity securities.

Short-Term Instruments. The Portfolio intends to stay invested in the securities described above to the extent practical in light of its objective and long-term investment perspective. However, the Portfolio's assets may be invested in short-term instruments with remaining maturities of 397 days or less to meet anticipated redemptions and expenses or for day-to-day operating purposes and when, in Bankers Trust's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when the Portfolio experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Portfolio's investment objective are unavailable in sufficient quantities or at attractive prices, the Portfolio may hold short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated Aa or higher by Moody's Investors Service, Inc. ("Moody's") or AA or higher by Standard & Poor's Corporation ("S&P") or, if unrated, of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and
(v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated Aa or higher by Moody's or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody's or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust. These instruments may be denominated in U.S. dollars or in foreign currencies and will have been determined to be of high quality by a nationally recognized statistical rating organization, or if unrated, by Bankers Trust.

ADDITIONAL INVESTMENT TECHNIQUES
The Portfolio may also utilize the following investments and investment techniques and practices: foreign investments, options on stocks, options on stock indexes, futures contracts on stock indexes, options on futures contracts, foreign currency exchange transactions, options on foreign currencies, Rule 144A securities, when-issued and delayed delivery securities, securities lending and repurchase agreements. See "Additional Information" for further information.

ADDITIONAL INVESTMENT LIMITATIONS
As a diversified fund, no more than 5% of the assets of the Portfolio may be invested in the securities of one issuer (other than U.S. Government securities), except that up to 25% of the Portfolio's assets may be invested without regard to this limitation. Other than public utility companies, the Portfolio will not invest more than 25% of its assets in the securities of issuers in any one industry. These are fundamental investment policies of the Portfolio which may not be changed without investor approval. No more than 15% of the Portfolio's net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits maturing in more than seven days). Additional investment policies of the Portfolio are contained in the Statement of Additional Information.

RISK FACTORS; MATCHING THE FUND
TO YOUR INVESTMENT NEEDS
By itself, the Fund does not constitute a balanced investment plan; the Fund seeks a high level of current income, with growth of income and capital appreciation as a secondary objective. The Portfolio invests primarily in common stock, preferred stock and securities convertible into common or preferred stock. Changes in interest rates may also affect the value of the Portfolio's investments, and rising interest rates can be expected to reduce the Fund's share value. A description of a number of investments and investment techniques available to the Portfolio, including foreign investments and the use of options and futures, and certain risks associated with these investments and techniques is included under "Additional Information." The Fund's share price, yield and total return fluctuate and your investment may be worth more or less than your original cost when you redeem your shares.

Because the Portfolio concentrates its investments in public utility companies, its performance will depend in large part on conditions in the public utility industries. Utility stocks have traditionally been popular among more conservative stock market investors because they have generally paid above average dividends. However, utility stocks can still be affected by the risks of the stock market, as well as factors specific to public utility companies. Governmental regulation of public utility companies can limit their ability to expand their business or to pass cost increases on to customers. Companies providing power or energy-related services may also be affected by fuel shortages or cost increases, environmental protection or energy conservation regulations, the special risks of constructing and operating nuclear power facilities, as well as fluctuating demand for their services. Some public utility companies are facing increased competition, which may reduce their profits. All of these factors are subject to rapid change, which may affect utility companies independently from the stock market as a whole.

RISK OF INVESTING IN FOREIGN SECURITIES
In seeking its investment objectives, the Portfolio may invest in securities of foreign issuers. Foreign securities may involve a higher degree of risk and may be less liquid or more volatile than domestic investments. Foreign securities usually are denominated in foreign currencies, which means their value will be affected by changes in the strength of foreign currencies relative to the U.S. dollar as well as the other factors that affect security prices. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there often is less publicly available information about their operations. Generally, there is less governmental regulation of foreign securities markets, and security trading practices abroad may offer less protection to investors such as the Portfolio. The value of such investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. Additional risks of foreign securities include settlement delays and costs, difficulties in obtaining and enforcing judgments, and taxation of dividends at the source of payment. The Portfolio will not invest more than 5% of the value of its total assets in the securities of issuers based in developing countries, including Eastern Europe.

PORTFOLIO TURNOVER
Bankers Trust intends to manage the Portfolio actively in pursuit of its investment objectives. The Portfolio does not expect to trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. The Portfolio's portfolio turnover rate for the years ended December 31, 1994 and 1993 and the period from August 3, 1992 (commencement of operations) to December 31, 1992 was 11.43%, 0% and 0%.

DERIVATIVES
The Portfolio may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets and can, in some circumstances, lead to significant losses. The Adviser will use derivatives only in circumstances where the Adviser believes they offer the most economic means of improving the risk/reward profile of the Portfolio. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative. A description of the derivatives that the Portfolio may use and some of their associated risks is found under "Additional Information."

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE
Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objectives by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect, like investments in other investment companies and pooled investment vehicles. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at (800) 422-6577.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to but without the approval of the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio. See "Investment Objectives and Policies" for a description of the fundamental policies of the Portfolio that cannot be changed without approval by the holders of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio.

For descriptions of the investment objectives, policies and restrictions of the Portfolio, see "Investment Objectives and Policies." For descriptions of the management of the Portfolio, see "Management of the Trust and Portfolio" herein and in the Statement of Additional Information. For descriptions of the expenses of the Portfolio, see "Management of the Trust and Portfolio" herein.

NET ASSET VALUE
The net asset value per share of the Fund is calculated on each day on which the New York Stock Exchange Inc. (the "NYSE") is open (each such day being a "Valuation Day"). The NYSE is currently open on each day, Monday through Friday, except (a) January 1st, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the last Thursday in November) and December 25th; and (b) the preceding Friday or the subsequent Monday when one of the calendar determined holidays falls on a Saturday or Sunday, respectively.

The net asset value per share of the Fund is calculated once on each Valuation Day as of the close of regular trading on the NYSE (the "Valuation Time"), which is currently 4:00 p.m., New York time. The net asset value per share of the Fund is computed by dividing the value of the Fund's Assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities, by the total number of its shares outstanding. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Portfolio's Board of Trustees believes accurately reflects fair value.

PURCHASE AND REDEMPTION OF SHARES
PURCHASE OF SHARES
The Trust accepts purchase orders for shares of the Fund at the net asset value per share of the Fund next determined on each Valuation Day. See "Net Asset Value" above. There is no sales charge on the purchase of shares, but costs of distributing shares of the Fund may be reimbursed from its assets, as described herein. Excluding retirement plans, the minimum initial investment in the Trust is $20,000, which may be allocated in amounts not less than $5,000 per fund in certain funds in the BT Family of Funds. The subsequent minimum investment in the Fund is $5,000 (excluding retirement plans). Service Agents may impose initial and subsequent investment minimums that differ from these amounts. Shares of the Fund may be purchased in only those states where they may be lawfully sold.

Purchase orders for shares of the Fund that are received by a Service Agent and transmitted to Bankers Trust, as the Trust's transfer agent (the "Transfer Agent"), prior to the Valuation Time (currently 4:00 p.m., New York time) on any Valuation Day will be effective at that day's Valuation Time. The Trust and Signature reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and Service Agents, including Bankers Trust, in connection with customers' accounts. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments on behalf of its customers in a timely manner, and a shareholder must settle with the Service Agent his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account with Bankers Trust to or from the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or the Transfer Agent.

Systematic Investment Plan. The Fund may offer shareholders a systematic investment plan under which shareholders may authorize some Service Agents to place a purchase order each month or quarter for Fund shares in an amount not less than $100. For further information regarding the systematic investment plan, shareholders should contact their Service Agent.

REDEMPTION OF SHARES
Shareholders may redeem shares at the net asset value per share next determined on each Valuation Day. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for shares of the Fund received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time (currently 4:00 p.m., New York time) on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account with the Service Agent on the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a current value of less than $5,000 (excluding retirement plans), but not if an account is below $5,000 due to a change in market value.

Automatic Cash Withdrawal Plan. The Fund may offer shareholders an automatic cash withdrawal plan, under which shareholders who own shares of the Fund may elect to receive periodic cash payments. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions. For further information regarding the automatic cash withdrawal plan, shareholders should contact their Service Agent.

EXCHANGE PRIVILEGE
Shareholders may exchange their shares for shares of certain other funds in the BT Family of Funds registered in their state. The Fund reserves the right to terminate or modify the exchange privilege in the future. To make an exchange, follow the procedures indicated in "Purchase of Shares" and "Redemption of Shares." Before making an exchange, please note the following:

* Call your Service Agent for information and a prospectus. Read the prospectus for relevant information.

* Complete and sign an application, taking care to register your new account in the same name, address and taxpayer identification number as your existing account(s).

* Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will send a written confirmation of each exchange transaction.

TAX-SAVING RETIREMENT PLANS
Retirement plans offer significant tax savings and are available to individuals, partnerships, small businesses, corporations, nonprofit organizations and other institutions. Contact your Service Agent or Bankers Trust for further information. Bankers Trust can set up your new account in the Fund under a number of several tax-sheltered plans. These plans contain special tax advantages and let you invest for retirement while sheltering your investment income from current taxes. Minimums may differ from those listed elsewhere in the Prospectus.

* Individual Retirement Accounts (IRAs): personal savings plans that offer tax advantages for individuals to set aside money for retirement and allow new contributions of $2,000 per tax year.

* Rollover IRAs: tax-deferred retirement accounts that retain the special tax advantages of lump sum distributions from qualified retirement plans and transferred IRA accounts.

* Simplified Employee Pension Plans (SEP): a relatively easy and inexpensive alternative to retirement planning for sole proprietors, partnerships and corporations. Under a SEP, employers make tax-deductible contributions to their own and to eligible employees' IRA accounts. Employee contributions are available through a "Salary Deferral" SEP for businesses with fewer than 25 eligible employees.

* Keogh Plans: defined contribution plans available to individuals with self-employed income and nonincorporated businesses such as sole proprietors, professionals and partnerships. Contributions are tax-deductible to the employer and earnings are tax-sheltered until distribution.

* Corporate Profit-Sharing and Money-Purchase Plans: defined contribution plans available to corporations to benefit their employees by making contributions on their behalf and in some cases permitting their employees to make contributions.

* 401(k) Programs: defined contribution plans available to corporations allowing tax-deductible employer contributions and permitting employees to contribute a percentage of their wages on a tax-deferred basis.

* 403(b) Custodian Accounts: defined contribution plans open to employees of most nonprofit organizations and educational institutions.

* Deferred Benefit Plans: plan sponsors may invest all or part of their pension assets in the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Distributions. The Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are distributed on the first business day in April, July and October. In December, another income dividend will be distributed, plus any net capital gains. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.

Federal Taxes. Distributions from the Fund's income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. The Fund's distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared to shareholders of record in November and December and paid in January are taxable as if paid on December 31. The Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received in the past year.

Capital Gains. You may realize a capital gain or loss when you redeem (sell) or exchange shares. Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

"Buying a Dividend." On the ex-date for a distribution from income and/or capital gains, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Other Tax Information. In addition to Federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. Income received by the Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

PERFORMANCE INFORMATION AND REPORTS
The Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons of its investment results to the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Utility Index, the Lipper Utility Average or other various unmanaged indices or results of other mutual funds or investment or savings vehicles. The Fund's investment results as used in such communications will be calculated on a yield or total return basis in the manner set forth below. From time to time, fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line and Morningstar, Inc.

The Trust may provide period and average annualized "total return" quotations for the Fund. The Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be higher than a period total return if the period is shorter than one year, because of the compounding effect.

The Trust may provide annualized "yield" quotations for the Fund. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period shall be stated in any such advertisement or communications). This income is then annualized; that is, the amount generated by the investment over the period is assumed to be generated over a one-year period and is shown as a percentage of investment.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Portfolio and changes in the Fund's expenses. In addition, during certain periods for which total return or yields may be provided, Bankers Trust, as Adviser, Service Agent or Administrator, or Signature, as Distributor, may have voluntarily agreed to waive portions of their fees on a month-to-month basis. Such waivers will have the effect of increasing the Fund's net income (and therefore its total return or yield) during the period such waivers are in effect.

Shareholders will receive financial reports semi-annually that include the Portfolio's financial statements, including a listing of investment securities held by the Portfolio at those dates. Annual reports are audited by independent accountants.

MANAGEMENT OF THE TRUST AND PORTFOLIO
BOARD OF TRUSTEES
The affairs of the Trust and Portfolio are managed under the supervision of their respective Board of Trustees. By virtue of the responsibilities assumed by Bankers Trust, the administrator of the Trust and Portfolio, neither the Trust nor Portfolio require employees other than its executive officers. None of the executive officers of the Trust or Portfolio devotes full time to the affairs of the Trust or Portfolio.

The Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees") of the Trust are not the same as the Independent Trustees of the Portfolio. For more information with respect to the Trustees of both the Trust and the Portfolio, see "Management of the Trust and the Portfolios" in the Statement of Additional Information.

INVESTMENT ADVISER
The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objectives of the Fund by investing all the Assets of the Fund in the Portfolio. The Portfolio has retained the services of Bankers Trust as investment adviser. Ms. Sarah E. Blair, Vice President, is responsible for the day-to-day management of the Portfolio. Ms. Blair has been an employee of Bankers Trust since August 1994 and has managed the Portfolio's assets since November, 1994. Prior to managing the Portfolio, Ms. Blair was responsible for the research of European Markets with Equitable Capital Management (since prior to August, 1994).

Bankers Trust, a New York banking corporation with executive offices at 280 Park Avenue, New York, New York 10017, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. As of December 31, 1994, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $97 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of 129 offices in 38 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed-income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with approximately $185 billion in assets under management.

Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. In the past, these clients have been serviced through separate account and commingled fund structures. Now, the BT Family of Funds brings Bankers Trust's extensive investment management expertise -- once available to only the largest institutions in the U.S. -- to individual investors for the first time. Bankers Trust's officers have had extensive experience in managing investment portfolios having objectives similar to those of the Portfolio. Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolio described in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law.

Bankers Trust, subject to the supervision and direction of the Board of Trustees of the Portfolio, manages the Portfolio in accordance with the Portfolio's investment objectives and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist in its role as investment adviser. All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.

Under its Investment Advisory Agreement, Bankers Trust receives a fee from the Portfolio, computed daily and paid monthly, at the annual rate of 0.65% (before waiver) of the average daily net assets of the Portfolio.

ADMINISTRATOR
Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the net asset value of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of the Fund.

Under an Administration and Services Agreement with the Portfolio, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of the Portfolio. Under each Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including Signature, at Bankers Trust's expense. For more information, see the Statement of Additional Information.

DISTRIBUTOR
Under its Distribution Agreement with the Trust, Signature, as Distributor, serves as the Trust's principal underwriter on a best efforts basis. In addition, Signature provides the Trust with office facilities. Signature is a wholly owned subsidiary of Signature Financial Group, Inc. ("SFG"). SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The principal business address of SFG and Signature is 6 St. James Avenue, Boston, Massachusetts 02116.

Pursuant to the terms of the Trust's Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), Signature may seek reimbursement in an amount not exceeding 0.20% of the Fund's average daily net assets annually for expenses incurred in connection with any activities primarily intended to result in the sale of the Fund's shares, including, but not limited to: compensation to and expenses (including overhead and telephone expenses) of account executives or other employees of Signature who, as their primary activity, engage in or support the distribution of shares; printing of prospectuses, statements of additional information and reports for other than existing Fund shareholders in amounts in excess of that typically used in connection with the distribution of shares of the Fund; costs of placing advertising in various media; services of parties other than Signature or its affiliates in formulating sales literature; and typesetting, printing and distribution of sales literature. All costs and expenses in connection with implementing and operating the Plan will be paid by the Fund, subject to the 0.20% of net assets limitation. All costs and expenses associated with preparing the prospectuses and statements of additional information and in connection with printing them for and distributing them to existing shareholders and regulatory authorities, which costs and expenses would not be considered distribution expenses for purposes of the Plan, will also be paid by the Fund. To the extent expenses of Signature under the Plan in any fiscal year of the Trust exceed amounts payable under the Plan during that year, those expenses will not be reimbursed in any succeeding fiscal year. Expenses incurred in connection with distribution activities will be identified to the Fund or the other series of the Trust involved, although it is anticipated that some activities may be conducted on a Trust-wide basis, with the result that those activities will not be identifiable to any particular series. In the latter case, expenses will be allocated among the series of the Trust on the basis of their relative net assets. It is not expected that any payments will be made under the Plan in the foreseeable future.

SERVICE AGENT
All shareholders must be represented by a Service Agent. Bankers Trust acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by Bankers Trust from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with Bankers Trust, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

CUSTODIAN AND TRANSFER AGENT
Bankers Trust acts as Custodian of the assets of the Trust and the Portfolio and serves as the Transfer Agent for the Trust and the Portfolio under the Administration and Services Agreements with the Trust and the Portfolio.

ORGANIZATION OF THE TRUST
The Trust was organized on July 21, 1986 under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses. No series of shares has any preference over any other series.

The Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

The Portfolio, in which all the Assets of the Fund will be invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest its Assets. Shareholders of all of the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

EXPENSES OF THE TRUST
The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by Bankers Trust or Signature, including administration and services fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations. Bankers Trust and Signature have agreed to reimburse the Fund to the extent required by applicable state law for certain expenses that are described in the Statement of Additional Information. The Portfolio bears its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by Bankers Trust or Signature, including investment advisory and administration and services fees, fees for necessary professional services, amortization of organizational expenses, the costs associated with regulatory compliance and maintaining legal existence and investor relations.

ADDITIONAL  INFORMATION
Rule 144A Securities. The Portfolio may purchase securities in the United States that are not registered for sale under Federal securities laws but which can be resold to institutions under the Securities and Exchange Commission's ("SEC") Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolio's 15% limit on illiquid securities. Under the supervision of the Board of Trustees of the Portfolio, Bankers Trust determines the liquidity of restricted securities and, through reports from Bankers Trust, the Board will monitor trading activity in restricted securities. Because Rule 144A is relatively new, it is not possible to predict how these markets will develop. If institutional trading in restricted securities were to decline, the liquidity of the Portfolio could be adversely affected.

When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio maintains with the Custodian a segregated account containing high grade liquid securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

Securities Lending. The Portfolio is permitted to lend up to 30% of the total value of its securities. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio can increase its income by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors.

Foreign Investments. The Portfolio may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

Options on Stocks. The Portfolio may write and purchase put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period. A covered call option, which is a call option with respect to which the Portfolio owns the underlying stock, sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by the Portfolio exposes the Portfolio during the term of the option to a decline in price of the underlying stock. A put option sold by the Portfolio is covered when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken.

To close out a position when writing covered options, the Portfolio may make a "closing purchase transaction," which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may make a "closing sale transaction," which involves liquidating the Portfolio's position by selling the option previously purchased.

The Portfolio intends to treat over-the-counter options ("OTC Options") purchased and the assets used to "cover" OTC Options written as not readily marketable and therefore subject to the limitations described in "Investment Restrictions" in the Statement of Additional Information.

Options on Stock Indexes. The Portfolio may purchase and write put and call options on stock indexes listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indexes will be subject to Bankers Trust's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Futures Contracts on Stock Indexes. The Portfolio may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities ("Futures Contracts"). This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio. A Futures Contract may also be entered into to close out or offset an existing futures position.

In general, each transaction in Futures Contracts involves the establishment of a position which will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

Although Futures Contracts would be entered into for hedging purposes only, such transactions do involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market being hedged, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in poorer overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written for the Portfolio. The Portfolio may not purchase or sell a Futures Contract if immediately thereafter its margin deposits on its outstanding Futures Contracts would exceed 5% of the market value of the Portfolio's total assets.

Options on Futures Contracts. The Portfolio may invest in options on such Futures Contracts for similar purposes.

Foreign Currency Exchange Transactions. Because the Portfolio buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolio from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. The Portfolio maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into Bankers Trust's long-term investment decisions, the Portfolio will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, Bankers Trust believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Options on Foreign Currencies. The Portfolio may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Portfolio may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, the Portfolio may purchase call options on currency when the Adviser anticipates that the currency will appreciate in value.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Portfolio's ability to terminate over-the-counter options ("OTC Options") will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Portfolio will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

All options that the Portfolio writes will be covered under applicable requirements of the SEC. The Portfolio will write and purchase options only to the extent permitted by the policies of state securities authorities in states where shares of the Fund are qualified for offer and sale.

There can be no assurance that the use of these portfolio strategies will be successful.

Repurchase Agreements. In a repurchase agreement the Portfolio buys a security and simultaneously agrees to sell it back at a higher price. In the event of the bankruptcy of the other party to either a repurchase agreement or a securities loan, the Portfolio could experience delays in recovering either its cash or the securities it lent. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities lent had increased, the Portfolio could experience a loss. In all cases, Bankers Trust must find the creditworthiness of the other party to the transaction satisfactory. A repurchase agreement is considered a collateralized loan under the 1940 Act.

Asset Coverage. To assure that the Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities and foreign currency exchange transactions, are not used to achieve investment leverage, the Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by establishing a segregated account with the Portfolio's Custodian containing high grade liquid debt securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.
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            INVESTMENT ADVISER OF THE PORTFOLIO AND ADMINISTRATOR
                            BANKERS TRUST COMPANY

                                 DISTRIBUTOR
                    SIGNATURE BROKER-DEALER SERVICES, INC.

                         CUSTODIAN AND TRANSFER AGENT
                            BANKERS TRUST COMPANY

                           INDEPENDENT ACCOUNTANTS
                           COOPERS & LYBRAND L.L.P.

                                   COUNSEL
                           WILLKIE FARR & GALLAGHER
 ..............................................................................

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.
 ..............................................................................